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                                                                      EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b) (2) [_]

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                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

     A U.S. NATIONAL BANKING ASSOCIATION                         41-1592157
      (Jurisdiction of incorporation or                       (I.R.S. Employer
  organization if not a U.S. national bank)                 Identification No.)

      SIXTH STREET AND MARQUETTE AVENUE
           Minneapolis, Minnesota                                  55479
  (Address of principal executive offices)                       (Zip code)

                       STANLEY S. STROUP, GENERAL COUNSEL
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
                              (AGENT FOR SERVICE)

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                            SIGNATURE RESORTS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                  MARYLAND                                       95-4582157
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                       Identification No.)

    5933 WEST CENTURY BOULEVARD, SUITE 210
               LOS ANGELES, CA                                     90045
  (Address of principal executive offices)                       (Zip code)

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                   % CONVERTIBLE SUBORDINATED NOTES DUE 2007
                      (Title of the indenture securities)

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Item 1. General Information. Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

      Comptroller of the Currency
      Treasury Department
      Washington, D.C.

      Federal Deposit Insurance Corporation
      Washington, D.C.

      The Board of Governors of the Federal Reserve System
      Washington, D.C.

  (b) Whether it is authorized to exercise corporate trust powers.

      The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

  None with respect to the trustee.

  No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility. Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

    Exhibit 1.  a. A copy of the Articles of Association of the trustee now in effect.*
    Exhibit 2.  a. A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                   Minneapolis.*
                b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The
                   Northwestern National Bank of Minneapolis and The Minnesota
                   Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust
                   Company of Minneapolis.*
                c. A copy of the certificate of the Acting Comptroller of the
                   Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of
                   Minneapolis to Northwestern National Bank of Minneapolis.*
                d. A copy of the letter dated May 12, 1983 from the Regional
                   Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank
                   Minneapolis, National Association.*
                e. A copy of the letter dated January 4, 1988 from the
                   Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis,
                   National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

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    Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve
               Board.*

    Exhibit 4. Copy of By-laws of the trustee as now in effect.*

    Exhibit 5. Not applicable.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

    Exhibit 8. Not applicable.

    Exhibit 9. Not applicable.

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 * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-16583.
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                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 16th day of December, 1996.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

                                              /s/ Raymond S. Haverstock
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                                                  Raymond S. Haverstock
                                                     Vice President
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                                                                      EXHIBIT 6

December 16, 1996

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

  In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

                                              /s/ Raymond S. Haverstock
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                                                  Raymond S. Haverstock
                                                     Vice President